Subsequent Events	12 Months Ended
Jun. 30, 2022
Subsequent Events
Subsequent Events
18.	Subsequent Events

In August 2022, the Company entered into a series of definitive share transfer agreements and capital increase agreement with Beijing iLife3 Technology Co. Ltd (“Life Infinity”), one of the leading integrated health management service providers in China, and its existing shareholders with an aggregate purchase consideration of approximately RMB141,000 in cash to acquire 63.39% equity interest in Life Infinity. In September 2022, the Company entered into an investment agreement with independent third parties, to obtain 65% equity interest of Sincerity and Compassion Health Management Center with a consideration of RMB55,250.

The Group has evaluated subsequent events through the date of issuance of the consolidated financial statements, and did not identify any other subsequent events with material financial impact on the Group’s consolidated financial statements.